June 11, 2014

BNY MELLON FUNDS TRUST

- BNY Mellon Small/Mid Cap Multi-Strategy Fund

Supplement to Prospectus

dated January 1, 2014

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any contrary information contained in the sections of the fund’s prospectus entitled “Fund Summary — BNY Mellon Small/Mid Cap Multi-Strategy Fund — Principal Investment Strategy” and “Fund Details — BNY Mellon Small/Mid Cap Multi-Strategy Fund”:

Effective on or about September 1, 2014, the fund will consider small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.  This corresponds to companies with market capitalizations as of April 30, 2014 of between approximately $17 million and $35.44 billion.  As of April 30, 2014, the market capitalization of the largest company in the Russell 2000 Index was approximately $9.91 billion, the weighted average market capitalizations of the Russell 2000 Index and the Russell Midcap Index were approximately $1.84 billion and $12.03 billion, respectively, and the median market capitalizations of the Russell 2000 Index and the Russell Midcap Index were approximately $680 million and $5.97 billion, respectively.  These capitalization measures vary with market changes and reconstitutions of the Russell 2000 Index and the Russell Midcap Index.

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